UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: January 7, 2000

                              MEDIX RESOURCES, INC
             (Exact name of registrant as specified in its charter)

         Colorado                  000-24768                   84-1123311
____________________________    ________________          ____________________
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)             Identification No.)


     7100 East Belleview Ave., Suite 301, Englewood, CO            80111
_________________________________________________________       ___________
         (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (303) 741-4828


Item 5. Other Events
Press release dated January 5, 2000 announcing agreement with Advance Paradigm.



     Exhibit No.             Description               Reg. S-K Item No.
____________________      __________________         _______________________
       *99.1                 Press release                     99

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MEDIX RESOURCES, INC.



Date: January 7, 2000          By:/s/ John R. Prufeta
                               John R. Prufeta, Chief Executive Officer